Exhibit 32.2

                  CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
            Pursuant to 18 U.S.C. Section 1350 as adopted pursuant to
                 Section 906 of the Sarbanes-Oxley Act of 2002

I, Drew A. Moyer, Principal Financial Officer of Technitrol, Inc., certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the quarterly report on Form 10-Q for the nine months ended October 1, 2004 (the "Periodic Report") which this statement accompanies fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)) and

(2) information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of Technitrol, Inc.

Dated: November 3, 2004


                                                   /s/ Drew A. Moyer
                                                   ---------------------
                                                   Drew A. Moyer

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to Technitrol, Inc., and will be retained by Technitrol, Inc., and furnished to the Securities and Exchange Commission or its staff upon request.

The foregoing certification is being furnished to the Securities and Exchange Commission as an exhibit to the Form 10-Q and shall not be considered as filed as part of the Form 10-Q.